Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
17.      Subsequent Events

Sale of Vessels / Long-Term Debt

Please refer to Notes 6 and 8 for the sale of vessels and their loan settlement.

Convertible Note

In January 2016, the Company entered into a securities purchase agreement with an unrelated third party, under which it authorized and issued a convertible note in the original principal amount of $500,000, which was convertible into common shares. The convertible note was entitled to interest, which was paid in common shares. As of May 9, 2016, the original principal amount was converted into 1,333,027 common shares.

Senior unsecured notes due 2021

On April 28, 2016, the Company announced that it will not proceed with the interest payment of approximately $390,000, which is originally due on May 15, 2016, due to lack of liquidity.